SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 23, 2000



                              MACROCHEM CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         Delaware                        0-13634                 04-2744744

(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
    OF INCORPORATION)                  FILE NUMBER)          IDENTIFICATION NO.)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:        (781) 862-4003
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.    OTHER EVENTS

         On October 23, 2000, pursuant to a Securities Purchase Agreement with Bay Harbor Investments, Inc. and Strong River Investments, Inc. (collectively, the "Purchasers"), MacroChem Corporation (the "Company") sold to the Purchasers 1,816,658 shares (the "Shares") of the Company's Common Stock for $9.0 million, or $4.954152 per share, and issued Closing Warrants and Adjustable Warrants to the Purchasers. The Closing Warrants have a five-year term and are exercisable for an aggregate of 363,332 shares of Common Stock at $5.90 per share. The Adjustable Warrants, exercisable at $.01 per share, cover an adjustable amount of shares of Common Stock, based on the market price of the Common Stock during four (4) separate periods of twenty trading days ending up to 240 days following effectiveness of the registration statement to be filed for the resale of the Shares and the Common Stock issuable upon exercise of the Closing Warrants and the Adjustable Warrants (the "Registration Statement"). The Purchasers have certain rights of first refusal and other rights during the same period. The Company may require the Purchasers to purchase an additional $7 million dollars of Common Stock seven months after effectiveness of the Registration Statement, subject to certain conditions, at 105% of the average closing bid price of the Common Stock for the five trading days prior to the closing. The Purchasers would also receive Closing Warrants for 20% of the shares sold, exercisable at 125% of the five-day average closing bid price, and Adjustable Warrants. The Company has also issued to Leerink Swann & Company, as partial compensation for Leerink Swann's services as finder in the transaction, a five-year warrant exercisable for 108,999 shares at $7.43 per share.

         The above summary is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the agreements which are attached as exhibits. In addition, a copy of the press release issued by the Company in connection with the Transaction is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS:


         10.1. Securities Purchase Agreement among MacroChem Corporation, Bay Harbor Investments, Inc. and Strong River Investments, Inc. dated as of October 23, 2000.

         10.2.     Form of Closing Warrant dated as of October 23, 2000.

         10.3.     Form of Adjustable Warrant dated as of October 23, 2000.

         10.4. Form of Registration Rights Agreement by and among MacroChem Corporation, Bay Harbor Investments, Inc. and Strong River Investments, Inc. dated as of October 23, 2000.

         10.5. Warrant issued to Leerink Swann & Company dated as of October 23, 2000.

         99.1.     Press Release.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MacroChem Corporation


Date:  October 31, 2000                     By:/s/Kenneth L. Rice, Jr.
                                            Name:  Kenneth L. Rice, Jr.
                                            Title: Vice President and Treasurer

                                  EXHIBIT INDEX


         The following designated exhibits are filed herewith:


         10.1.     Securities  Purchase  Agreement among MacroChem  Corporation,
                   Bay Harbor Investments, Inc. and Strong River Investments, Inc. dated as of October 23, 2000.

         10.2.     Form of Closing Warrant dated as of October 23, 2000.

         10.3.     Form of Adjustable Warrant dated as of October 23, 2000.

         10.4. Form of Registration Rights Agreement by and among MacroChem Corporation, Bay Harbor Investments, Inc. and Strong River Investments, Inc. dated as of October 23, 2000.

         10.5. Warrant issued to Leerink Swann & Company dated as of October 23, 2000.

         99.       Press Release.